SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a party other than the registrant  ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only
☒ Definitive Proxy Statement	(as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

RUTH’S CHRIS STEAK HOUSE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box.):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated, and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2), and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule, or registration statement no.:

(3)	Filing party:

(4)	Date filed:

Ruth’s Chris Steak House, Inc.

500 International Parkway, Suite 100

Orlando, Florida 32746

April 10, 2006

To our Stockholders:

You are cordially invited to attend the Ruth’s Chris Steak House, Inc. annual meeting of stockholders at 9:00 a.m. on May 10, 2006 at the Orlando Marriott Lake Mary, 1501 International Parkway, Lake Mary, Florida 32746. The attached Notice of Annual Meeting and Proxy Statement describes all known items to be acted upon by stockholders at the meeting and describes certain other details related to the Meeting.

It is important that your shares are represented at the annual meeting, whether or not you plan to attend. To ensure your shares will be represented, we ask that you vote your shares using the enclosed proxy form for registered stockholders or the proxy voting instruction form for stockholders who hold shares through a broker or other nominee. Please vote your shares as soon as possible. This is your annual meeting and your participation is important.

If you are a registered stockholder and plan to attend the annual meeting, you will be required to present the detachable bottom portion of the enclosed proxy form to gain admission. If you hold shares through a broker or other nominee, you will be required to present a current statement from that institution showing a Ruth’s Chris stockholding or the non-voting portion of the voting instruction form you may receive through that entity. Please note that the document evidencing your stockholdings to be used to gain entry to the meeting is non-transferable.

Please vote your shares promptly and join us at the meeting.

Sincerely,

Craig S. Miller

President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

The 2006 annual meeting of stockholders of Ruth’s Chris Steak House, Inc. (the “Company” or “Ruth’s Chris”) will be held at the Orlando Marriott Lake Mary, 1501 International Parkway, Lake Mary, Florida 32746, on Wednesday, May 10, 2006, beginning at 9:00 a.m. local time. At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:

(1)	the election of five directors to serve a term of one year;

(2)	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2006; and

(3)	to transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 6, 2006 are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.

Whether or not you expect to be present at the meeting, please vote your shares by following the instructions on the enclosed proxy card or voting instruction card. If your shares are held in the name of a bank, broker or other recordholder, telephone or internet voting maybe available to you and offered by them. Their procedures should be described on the voting form they send to you. Any person voting by proxy has the power to revoke it at any time prior to its exercise at the meeting in accordance with the procedures described in the accompanying proxy statement.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 7:30 a.m., and seating will begin at 8:00 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras (including cellular phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

By order of the Board of Directors,

Thomas E. O’Keefe
Senior Vice President, General Counsel and Assistant Secretary

April 10, 2006

Heathrow, Florida

500 INTERNATIONAL PARKWAY

SUITE 100

HEATHROW, FLORIDA 32746

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 10, 2006

PROXY STATEMENT

The Board of Directors of Ruth’s Chris Steak House, Inc. (the “Company” or “Ruth’s Chris”) is soliciting proxies from its stockholders to be used at the annual meeting of stockholders to be held on Wednesday, May 10, 2006, beginning at 9:00 a.m., at the Orlando Marriott Lake Mary, 1501 International Parkway, Lake Mary, Florida 32746, and at any postponements or adjournments thereof. This proxy statement contains information related to the annual meeting. This proxy statement, a proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2005 are being mailed to stockholders on or about April 13, 2006. The fiscal year ended December 25, 2005 is referred to as “fiscal 2005” in this proxy statement.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

Our Board of Directors is soliciting proxies for the 2006 annual meeting of stockholders. You are receiving a proxy statement because you owned shares of our common stock on April 6, 2006, and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

The notice of annual meeting, proxy statement and proxy are being mailed to stockholders on or about April 13, 2006.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, our Board and Board committees, the compensation of directors and executive officers for fiscal 2005 and other information that the Securities and Exchange Commission requires us to provide annually to our stockholders.

How may I obtain Ruth’s Chris’s 10-K and other financial information?

A copy of our 2005 Annual Report, which includes our 2005 Form 10-K, is enclosed.

Stockholders may request another free copy of our 2005 Annual Report, which includes our 2005 Form 10-K, from:

Ruth’s Chris Steak House, Inc.

Attn: Chief Financial Officer

500 International Parkway, Suite 100

Heathrow, Florida 32746

(407) 333-7440

We will also furnish any exhibit to the 2005 Form 10-K if specifically requested. Alternatively, stockholders can access the 2005 Form 10-K, the Company’s other filings with the SEC and corporate governance and other information on the investor relations page of our website at www.ruthschris.com.

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of annual meeting. In addition, management will report on our fiscal 2005 performance and respond to appropriate questions from stockholders.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on April 6, 2006, which is referred to herein as the Record Date, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

How many votes do I have?

You will be entitled to one vote for each outstanding share of Ruth’s Chris common stock you owned as of the Record Date on each matter considered at the meeting. As of the Record Date, there were 23,126,846 shares of the Company’s common stock outstanding and eligible to vote. There is no cumulative voting.

Who can attend the meeting?

Subject to space availability, all stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration will begin at 7:30 a.m., and seating will begin at 8:00 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the meeting. As of the Record Date, 23,126,846 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 11,562,644 votes will be required to establish a quorum.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote?

If you are a holder of record (that is, your shares are registered in your own name with our transfer agent), you can vote either in person at the annual meeting or by proxy without attending the annual meeting. We urge you to vote by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your proxy will not be counted. You can vote by proxy by completing, dating and signing the enclosed proxy card and returning it in the enclose postage-paid envelope.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote you shares, or obtain a proxy from the bank, broker or other record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or using the Internet.

Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then the individuals named on the proxy card will vote your shares in accordance with the recommendations of the Board. The Board and management do not now intend to present any matters at the annual meeting other than those outlined in the notice of the annual meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals named on the proxy card discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

Can I change my vote after I return my proxy card?

Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing with the Secretary of the Company a notice of revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Who counts the votes?

Votes will be counted and certified by the Inspectors of Election, who are employees of American Stock Transfer & Trust Company, the Company’s transfer agent. If you are a stockholder of record, your signed proxy card is returned directly to American Stock Transfer & Trust Company for tabulation. If you hold your shares in “street name” through a broker, bank or other nominee, your broker, bank or other nominee will return one proxy card to American Stock Transfer & Trust Company on behalf of its clients.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote FOR each of the proposals.

Will stockholders be asked to vote on any other matters?

To the knowledge of the Company and its management, stockholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

Election of Directors. Directors are elected by a plurality of the votes cast at the meeting, which means that the five nominees who receive the highest number of properly executed votes will be elected as directors, even if those nominees do not receive a majority of the votes cast. Each share of our common stock is entitled to one vote for each of the director nominees. A properly executed proxy marked “withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Approval of Independent Auditors. The ratification of the appointment of KPMG LLP to serve as the Company’s independent auditors for fiscal 2006 requires the affirmative vote of the majority of the votes cast.

A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

How are votes counted?

In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. You may not cumulate your votes for the election of directors.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

If you hold your shares in “street name” through a broker, bank or other nominee rather than directly in your own name, then your broker, bank or other nominee is considered the stockholder of record, and you are considered the beneficial owner of your shares. The Company has supplied copies of its proxy materials for its 2006 annual meeting of stockholders to the broker, bank or other nominee holding your shares of record, and they have the responsibility to send these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares at the annual meeting. The broker, bank or other nominee that is the stockholder of record for your shares is obligated to provide you with a voting instruction card for you to use for this purpose. If you hold your shares in a brokerage account but you fail to return your voting instruction card to your broker, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. If a quorum is present at the annual meeting, the persons receiving the greatest number of votes will be elected to serve as directors. As a result, broker non-votes will not affect the outcome of the voting on the election of directors (Item 1). The ratification of the appointment of the Company’s independent auditors (Item 2) requires the affirmative vote of the majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal. A broker non-vote is treated as not being entitled to vote on the matter and, therefore, is not counted for purposes of determining whether the proposal has been approved. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

If you are a beneficial owner and your broker, bank or other nominee holds your shares in its name, the broker, bank or other nominee is permitted to vote your shares on the election of directors and the ratification of the appointment of KPMG LLP as our independent auditor, even if the broker, bank or other nominee does not receive voting instructions from you.

What happens if a nominee for director declines or is unable to accept election?

If you vote by proxy, and if unforeseen circumstances make it necessary for the Board to substitute another person for a nominee, the individuals named on the proxy card will vote your shares for that other person.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Where can I find the voting results of the annual meeting?

The Company intends to announce the preliminary voting results at the annual meeting and publish the final results in its quarterly report on Form 10-Q for the quarter ending March 26, 2006.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders?

You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, our Corporate Secretary must receive the written proposal at our principal executive offices no later than January 26, 2007. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary

Ruth’s Chris Steak House, Inc.

500 International Parkway, Suite 100

Heathrow, Florida 32746

Fax: 407-833-9625

For a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to approve the proposal, provide the information required by our Bylaws and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Corporate Secretary:

•	Not earlier than the close of business on date 120 days prior to next meeting, and

•	Not later than the close of business on date 90 days prior to next meeting.

If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of the annual meeting for the prior year, then notice by the stockholder in order to be timely must be so received not later than the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

How may I recommend or nominate individuals to serve as directors?

You may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above.

In addition, our Bylaws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, a stockholder must deliver timely notice of such stockholder’s intent to make such nomination in writing to the Corporate Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 90 nor more than 120 days prior to the date of the first anniversary of the previous year’s annual meeting. In the event the annual meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. To be in proper form, a stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director at such meeting (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder, (B) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

How may I obtain a copy of Ruth’s Chris’ Bylaw provisions regarding stockholder proposals and director nominations?

You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. Our Bylaws are also available on our website at www.ruthschris.com.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy or if you need additional copies of this proxy statement or voting materials, you should contact our proxy solicitor:

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

1-800-937-5449

PROPOSALS SUBMITTED FOR STOCKHOLDER VOTE

ITEM 1— ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that the number of directors which shall constitute the Board of Directors shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the total number of directors then in office. The number of authorized directors as of the date of this Proxy Statement is five. The Board currently is composed of five directors, with each director serving until the next annual meeting or until his or her successor is elected. The five candidates nominated by the Board for election as directors at the 2006 annual meeting of stockholders are identified below, each of whom is currently a member of the Board.

If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted for the five persons recommended by the Board. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

All of the nominees have indicated to the Company that they will be available to serve as directors. If any nominee named herein for election as a director should for any reason become unavailable to serve prior to the annual meeting, the Board will, prior to the annual meeting, (i) reduce the size of the Board to eliminate the position for which that person was nominated, (ii) nominate a new candidate in place of such person and vote in favor of the new candidate all shares represented by stockholder proxies received by the Board, unless authority to vote for all candidates nominated by the Board is withheld, or (iii) leave the place vacant to be filled at a later time. The information presented below for the director nominees has been furnished to the Company by the director nominees and directors.

Information regarding the nominees, as of March 31, 2006, is set forth below, including their ages, the period each has served on the Board and the nominees’ business experience.

Craig S. Miller

Director since 2004

Mr. Miller, 56, has served as our President and Chief Executive Officer and as a member of our board of directors since March 2004. Prior to that, from October 2002 to March 2004, Mr. Miller was the founder and Chairman of Miller Partners Restaurant Solutions, Inc. From October 2001 to October 2002, Mr. Miller served as President and Chief Executive Officer of Furr’s Restaurant Group. In January 2003, Furr’s Restaurant Group filed for bankruptcy protection under chapter 11 of the U.S. Bankruptcy Code. From October 1996 to October 2001, Mr. Miller served as President and Chief Executive Officer of Uno Restaurant Corporation. Prior to October 1996, Mr. Miller held various executive level positions with Uno Restaurant Corporation. Mr. Miller is a member of the Board of the National Restaurant Association (the “Association”), as well as a member of the Board of Trustees for the Association’s Educational Foundation. Mr. Miller was elected Chairman of the Association and began his one year term in that office in May 2005.

Robin P. Selati

Director since 1999, Chairman of the Board of Directors since 2005

Mr. Selati, 40, has served as a member of our board of directors since September 1999, and has been chairman of our board of directors since April 2005. Mr. Selati is a Managing Director of Madison Dearborn Partners, LLC (“Madison Dearborn”) and joined the firm in 1993. Before 1993, Mr. Selati was with Alex. Brown & Sons Incorporated. Mr. Selati currently serves on the Board of Directors of Beverages & More, Inc., Carrols Holdings Corporation, Cinemark, Inc., Family Christian Stores, Inc., NWL Holdings, Inc., Peter Piper, Inc., Pierre Foods, Inc. and Tuesday Morning Corporation.

Carla R. Cooper

Director since 2003

Ms. Cooper, 55, has served as a member of our board of directors since December 2003. Since November 2003, Ms. Cooper has served as Senior Vice President of Quaker, Tropicana and Gatorade Sales for PepsiCo, Inc. From February 2001 to October 2003, Ms. Cooper served as President of Kellogg Company’s Natural and Frozen Foods Division. From February 2000 to February 2001, Ms. Cooper was Senior Vice President and General Manager of Foodservice for Kellogg Company. From June 1988 to November 2000, Ms. Cooper was employed in various positions with Coca-Cola USA, including as Vice President, Customer Marketing.

Bannus B. Hudson

Director since 2005

Mr. Hudson, 60, was elected to our board of directors in June 2005. Mr. Hudson has served as President and Chief Executive Officer of Beverages & More, Inc., an affiliate of Madison Dearborn, since October 1997 and as Chairman of the Board of Beverages & More, Inc. since November 1998.

Alan Vituli

Director since 2003

Mr. Vituli, 64, has served as a member of our board of directors since December 2003. Mr. Vituli has served as Chairman of the Board of Directors of Carrols Holdings Corporation, an affiliate of Madison Dearborn, since 1986 and as Chief Executive Officer of Carrols Holdings Corporation since 1992.

The Board of Directors recommends a vote FOR the election of each of the directors listed above

ITEM 2—THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2006

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006, and has further directed that the Board submit the selection of KPMG LLP for ratification by the stockholders at the annual meeting. During fiscal year 2005, KPMG LLP served as the Company’s independent registered public accounting firm and also provided certain tax and other audit-related services. See “Principal Accountant Fees and Services” on page 31. This proposal is put before the stockholders because, though the stockholder vote is not binding on the Audit Committee, the Audit Committee and the Board believe that it is good corporate practice to seek stockholder ratification of the Audit Committee’s appointment of the independent auditors. If the appointment of KPMG LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of KPMG LLP is ratified, the Audit Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders. Representatives of KPMG LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Our board recommends a vote FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2006. If the appointment is not ratified, our audit committee will consider whether it should select another independent registered public accounting firm.

Vote Required

Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2006 requires the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the annual meeting.

The Board recommends a vote FOR the ratification of the appointment of KPMG LLP as the Company’s independent auditors for fiscal 2006.

ITEM 3— OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the 2006 annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Composition

Our amended and restated certificate of incorporation provides that our Board of Directors shall consist of such number of directors as determined from time to time by resolution adopted by a majority of the total number of directors then in office. Our Board of Directors currently consists of five members. Any additional directorships resulting from an increase in the number of directors may only be filled by the directors then in office. The term of office for each director will be until his successor is elected and qualified or until his earlier death, resignation or removal. Elections for directors will be held annually.

Number of Meetings of the Board of Directors

The Board held 4 meetings during 2005. Directors are expected to attend Board meetings and meetings on committees or which they serve, and to spend time needed and meet as frequently as necessary to properly discharge their responsibilities. The standing committees of the Board, which were established in connection with the Company’s initial public offering in August 2005, held an aggregate of 9 meetings during the year. Each director attended at least 90% of the aggregate number of meetings of the Board and the Board committees on which he or she served held during the period for which he or she served as a director in 2005.

Attendance at Annual Meetings of the Stockholders

All directors and director nominees are encouraged to attend the annual meeting of the stockholders.

Director Independence

Certain rules of the Nasdaq National Market require that the Board be comprised of a majority of “independent directors,” that the audit committee be comprised solely of “independent directors,” that the Compensation Committee be comprised solely of “independent directors,” and that the Nominating and Corporate Governance Committee be comprised solely of “independent directors” as defined under the Nasdaq rules.

Based upon the information submitted by each of its directors, and following the recommendation of the Nominating and Corporate Governance Committee, the Board has made a determination that all of our current directors, with the exception of Mr. Miller, satisfy the “independence” requirements of the Nasdaq Stock Market. The standards for determining independence are those set forth in the Nasdaq National Market listing standards.

Executive Sessions

The Company requires the non-management directors to meet in executive sessions on a periodic basis without management. The presiding director, for purposes of leading these meetings, is the Chairman of the Nominating and Corporate Governance Committee. In 2005, our nonmanagement directors held two executive sessions.

Communications between Stockholders and the Board

Stockholders may send communications to the Company’s directors as a group or individually, by writing to those individuals or the group: c/o the Corporate Secretary, 500 International Parkway, Suite 100, Heathrow, Florida 32746. The Corporate Secretary will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or the business of the Company to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints or suggestions), or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

The Board has adopted a policy for submitting concerns regarding the Company’s accounting or auditing matters. Reports may be sent to the Audit Committee through one of the following means: (1) calling the Company’s Ethics Hotline at (866) 887-2403, which is available 24 hours per day, 365 days per year, and leaving a recorded message, (2) writing to the Audit Committee, c/o the General Counsel of Ruth’s Chris Steak House, Inc. at 500 International Parkway, Suite 100, Heathrow, Florida 32746, USA or (3) emailing the Audit Committee at auditcommittee@ruthschris.com. In each case, reports will be received by the Company’s General Counsel who will forward the message to the Audit Committee. The confidentiality of all reports will be maintained to the extent consistent with law.

Committees of the Board of Directors

Our board currently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition, duties and responsibilities of these committees are set forth below. Committee members hold office for a term of one year.

Audit Committee. The Audit Committee is responsible for (1) selecting the independent auditors, (2) approving the overall scope of the audit, (3) assisting the board in monitoring the integrity of our financial statements, the independent accountant’s qualifications and independence, the performance of the independent accountants and our internal audit function and our compliance with legal and regulatory requirements, (4) annually reviewing an independent auditors’ report describing the auditing firms’ internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, (5) discussing the annual audited financial and quarterly statements with management and the independent auditor, (6) discussing earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, (7) discussing policies with respect to risk assessment and risk management, (8) meeting separately, periodically, with management and the independent auditor, (9) reviewing with the independent auditor any audit problems or difficulties and management’s response, (10) setting clear hiring policies for employees or former employees of the independent auditors, (11) handling such other matters that are specifically delegated to the Audit Committee by the board of directors from time to time and (12) reporting regularly to the full board of directors.

Our Audit Committee consists of Mr. Vituli, as chairman, Ms. Cooper and Mr. Hudson, each of whom satisfies the current financial literacy requirements and independence requirements of the Nasdaq National Market and the SEC. Our board of directors has determined that Mr. Vituli qualifies as an “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K. The Audit Committee held six meetings in 2005. The charter of the Audit Committee is available in the Investor Relations section of our website at www.ruthschris.com and is also included herein as Appendix A.

Compensation Committee. The Compensation Committee is responsible for (1) reviewing key employee compensation goals, policies, plans and programs, (2) reviewing and approving the compensation of our directors, chief executive officer and other executive officers, (3) reviewing and approving employment contracts and other similar arrangements between us and our executive officers, (4) reviewing and consulting with the board on the selection of the chief executive officer and evaluation of such officer’s executive performance and other related matters, (5) administration of stock plans and other incentive compensation plans, (6) approving overall compensation policies for the entire company and (7) such other matters that are specifically delegated to the compensation committee by the board of directors from time to time. Our Compensation Committee currently consists of Mr. Selati, as chairman, and Ms. Cooper, each of whom satisfies the independence requirements of the Nasdaq National Market. The Compensation Committee held two meetings in 2005. The charter of the Compensation Committee is available in the Investor Relations section of our website at www.ruthschris.com and is also included herein as Appendix B.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee’s purpose is to assist our board by identifying individuals qualified to become members of our board of directors consistent with criteria set by our board and to develop our corporate governance principles. This committee’s responsibilities will include: (1) evaluating the composition, size and governance of our board of directors and its committees and make recommendations regarding future planning and the appointment of directors to our committees, (2) establishing a policy for considering stockholder nominees for election to our board of directors, (3) evaluating and recommending candidates for election to our board of directors, (4) overseeing our board of directors’ performance and self-evaluation process and developing continuing education programs for our directors, (5) reviewing our corporate governance principles and policies and providing recommendations to the board regarding possible changes, and (6) reviewing and monitoring compliance with our code of ethics and our insider trading policy. Our nominating and corporate governance committee consists of Mr. Selati, Mr. Hudson and Mr. Vituli, each of whom satisfies the independence requirements of the Nasdaq National Market. The Nominating and Corporate Governance Committee held one meeting in 2005. The charter of the Nominating and Corporate Governance Committee is available in the Investor Relations section of our website at www.ruthschris.com and is also included herein as Appendix C.

The Board seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its stockholders. Desired qualities to be considered include: high-level leadership experience in business or administrative activities, and significant accomplishment; breadth of knowledge about issues affecting the Company; proven ability and willingness to contribute special competencies to Board activities; personal integrity; loyalty to the Company and concern for its success and welfare; willingness to apply sound and independent business judgment; awareness of a director’s vital role in assuring the Company’s good corporate citizenship and corporate image; no present conflicts of interest; availability for meetings and consultation on Company matters; enthusiasm about the prospect of serving; willingness to assume broad fiduciary responsibility; and willingness to become a Company stockholder.

The Nominating and Corporate Governance Committee considers all nominees for election as directors of the Company, including all nominees recommended by stockholders, in accordance with the mandate contained in its charter. The Company does not pay a fee to any third party to identify or assist in identifying of valuating potential nominees. In evaluating candidates, the committee reviews all candidates in the same manner, regardless of the source of the recommendation. The policy of the Nominating and Corporate Governance Committee is to consider individuals recommended by stockholders for nomination as a director in accordance with the procedures described under “Stockholder Proposals and Director Nominations for the 2007 meeting.”

Code of Business Conduct and Ethics

The Company’s employees, officers and directors are required to abide by the Company’s Code of Business Conduct and Ethics (the “Code of Ethics”), which is intended to insure that the Company’s business is conducted in a consistently legal and ethical manner. The Code of Ethics covers all areas of professional conduct, including, among other things, conflicts of interest, fair dealing and the protection of confidential information, as well as strict compliance with all laws, regulations and rules. Any material waiver or changes to the policies or procedures set forth in the Code of Ethics in the case of officers or directors may be granted only by the Board and will be disclosed on our website within four business days. The full text of the Code of Ethics is published on our website at www.ruthschris.com.

DIRECTOR COMPENSATION

Directors who are also our employees receive no compensation for serving as directors. Non-employee directors, other than Mr. Selati, receive an annual fee in the amount of $35,000 ($42,000 for the chairman of the audit committee). We also reimburse all directors for reasonable out-of-pocket expenses they incur in connection with their service as directors. Our directors are also eligible to receive stock options and other equity-based awards when, as and if determined by the compensation committee pursuant to the terms of our 2005 Long-Term Equity Incentive Plan. On August 8, 2005, we granted 40,000 options to purchase our common stock at $18.00 per share under this plan to Bannus Hudson. Non-employee directors are not eligible to participate in the deferred compensation plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Redemption of Junior Preferred Stock

We used approximately $76.2 million of the net proceeds from our August 2005 initial public offering to redeem or repurchase all of our outstanding Junior Preferred Stock. Affiliates of Madison Dearborn owned 65,405.35 shares, or approximately 88.2%, of our Junior Preferred Stock as of the date of our initial public offering.

The redemption price for each share of Junior Preferred Stock was be equal to the liquidation value of the Junior Preferred Stock of $1,000 per share. All of the shares of Junior Preferred Stock redeemed or repurchased by us were initially sold to the holders thereof at a price of $1,000 per share. In the aggregate, affiliates of Madison Dearborn received approximately $67.3 million of the net proceeds from our initial public offering in connection with the redemption or repurchase, as the case may be, of our Junior Preferred Stock.

Stockholders Agreement

In connection with Madison Dearborn’s acquisition of our company in 1999, we, Madison Dearborn, Wachovia Investors, Inc., GS Mezzanine Partners, LP, GS Mezzanine Partners Offshore, LP, Ruth U. Fertel, William L. Hyde, Jr. and the Randy J. Fertel Trust entered into a stockholders agreement. This agreement provides that if our board of directors and holders of a majority of our common stock then outstanding approve a sale of all or substantially all of our assets or common stock, each party to the stockholders agreement will vote to approve such sale, or otherwise take all actions necessary in connection with such approved sale. Subject to certain exceptions management investors are not permitted to transfer their shares and we have a right of first refusal to purchase shares proposed to be sold by investors other than Madison Dearborn. Subject to certain exceptions, the stockholders agreement grants investors other than Madison Dearborn certain “tag-along” rights which entitle these stockholders to participate in certain sales of shares by Madison Dearborn to third parties. Each of the foregoing provisions terminated upon our initial public offering in accordance with the terms of the Stockholders Agreement.

Registration Agreement

In connection with Madison Dearborn’s acquisition of the company in 1999, we, Madison Dearborn, Wachovia Investors, Inc., the Goldman Funds, Ruth U. Fertel, William L. Hyde, Jr. and the Randy J. Fertel Trust entered into a registration agreement. The registration agreement currently provides that certain of our stockholders, including Madison Dearborn, have the right, beginning 180 days after the completion of our initial public offering, to demand registration of their shares of common stock. All of the investors who are party to the registration agreement and their transferees are also entitled to certain piggyback rights if we choose to register additional common stock in a public offering, subject to certain volume limitations in the case of an underwritten offering. Certain of the selling stockholders in our initial public offering sold their shares pursuant to the piggyback registration rights granted pursuant to this registration agreement.

Transaction and Merger Agreement

In connection with Madison Dearborn’s acquisition of the company in 1999, we, RUF Merger Corp. and Madison Dearborn entered into a transaction and merger agreement. Under this agreement, we are required to pay Madison Dearborn an annual monitoring fee in the amount of $150,000 so long as we are controlled by Madison Dearborn and provided that we meet a specified EBITDA target. We paid $150,000 to Madison Dearborn in fiscal 2004 under this agreement. Upon completion of our initial public offering, we were no longer required to pay this fee.

Construction Arrangement for Roseville, California Restaurant

We engaged Impress Construction Services (“ICS”), a construction company part-owned by Glenn Miller, the brother of Craig S. Miller, our President and Chief Executive Officer, to act as contractor and project manager in connection with the construction of our Roseville, California restaurant and remodeling at our Del Mar, California restaurant. The contract we entered into with ICS provided that ICS receive payments from us of cost plus 8%. We believe that the terms and conditions of the contract are no less favorable to us than that which we would have been able to obtain in arm’s-length negotiations with unaffiliated third parties. As of December 25, 2005, we have made payments of approximately $1.96 million under this arrangement. Mr. Glenn Miller owns a 50% interest in ICS, and prior to January 2005, Messrs. Glenn and Craig Miller together owned a 66.7% interest in ICS. In January 2005, Mr. Craig Miller divested his entire interest in ICS to the other owners of ICS in exchange for the return of his original investment. We did not engage in any transactions with ICS prior to the second fiscal quarter of 2005 or after December 25, 2005, and we do not intend to engage in further transactions with ICS in the future.

Other Related Party Transactions

During fiscal 2004 and in the first quarter of fiscal 2005, we retained the firm Thomas E. O’Keefe, Attorney-at-Law, LLC, a law firm owned by Thomas E. O’Keefe, our current Senior Vice President and General Counsel. During fiscal 2004, we paid Mr. O’Keefe’s firm approximately $21,000 and during the first fiscal quarter of 2005, we paid Mr. O’Keefe’s firm approximately $31,000 for legal services rendered. Mr. O’Keefe joined us as Vice President and General Counsel in March 2005.

PRINCIPAL STOCKHOLDERS

The following table sets forth information known to the Company regarding beneficial ownership of the Company’s Common Stock, as of the Record Date, by each person known by the Company to own more than 5% of our common stock, each director and each of the executive officers identified in the Summary Compensation Table and by all of its directors and executive officers as a group (12 persons). The table lists the number of shares and percentage of shares beneficially owned based on 23,126,846 shares of common stock outstanding as of April 10, 2006 and a total of 63,717 common stock options currently exercisable or exercisable by our directors and executive officers as a group within 60 days of April 10, 2006. The figures in the table assume the exercise of all stock options currently exercisable or exercisable within 60 days of April 10, 2006. Information in the table is derived from Securities and Exchange Commission filings made by such persons on Schedule 13G and/or under Section 16(a) of the Securities Exchange Act of 1934, as amended, and other information received by the Company. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class
Madison Dearborn(2)	5,646,452	24.5%
FMR Corp.(3)	2,312,500	10.0%
Craig S. Miller(4)	676,573	2.9%
Thomas J. Pennison Jr.(5)	156,368	*
Geoffrey D. K. Stiles(6)	146,493	*
Robin P. Selati(7)	5,646,452	24.5%
Anthony M. Lavely(8)	145,156	*
David L. Cattell(9)	24,082	*
Carla R. Cooper(10)	22,828	*
Alan Vituli(11)	22,828	*
Bannus Hudson(12)	10,685	*
All, directors and executive officers as a group (14 persons)(13)	6,906,660	29.9%

*	Less than one percent
(1)	Unless otherwise indicated and subject to community property laws where applicable, the individuals and entities named in the table above have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. In calculating the number of shares beneficially owned by an individual or entity and the percentage ownership of that individual or entity, shares underlying options and warrants held by that individual or entity that are either currently exercisable or exercisable within 60 days from April 6, 2006 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other individual or entity.
(2)	Consists of 5,506,215 shares held directly by Madison Dearborn Capital Partners III, L.P. (“MDCP”), 122,262 shares held directly by Madison Dearborn Special Equity III, L.P. (“MDSE”) and 17,975 shares held directly by Special Advisors Fund I, LLC (“SAF”). The shares held by MDCP, MDSE and SAF may be deemed to be beneficially owned by Madison Dearborn Partners III, L.P. (“MDP III”), the general partner of MDCP and MDSE and the manager of SAF, by Madison Dearborn Partners, LLC, the general partner of MDP III, and by a committee of limited partners of MDP III. The address for the Madison Dearborn entities is Three First National Plaza, Suite 3800, Chicago, IL 60602.
(3)

The information reflects information reported by the stockholder on the Schedule 13G jointly filed by FMR Corp., Edward C. Johnson, 3rd and Fidelity Management & Research Company on November 10, 2005 on which FMR Corp. reported sole voting power over 627,211 shares of our common stock and sole dispositive power over 2,312,500 shares of our common stock and Edward C. Johnson, 3rd reported sole dispositive power over 2,312,500 shares of our common stock. As wholly-owned subsidiaries of FMR Corp., Fidelity Management & Research Company is the beneficial owner of 1,685,289 shares of our common stock and Fidelity Management Trust Company is the beneficial owner of 97,011 shares of our common stock. Fidelity International Limited, Pembroke Hall and various foreign-based subsidiaries may be deemed beneficial owners of 530,200 shares of our common stock.

(4)	Includes 5,849 shares of common stock issuable upon exercise of options exercisable within 60 days of April 10, 2006. Includes 645,724 shares of restricted stock that vest pro rata on a daily basis over a five year period which began on November 8, 2004.
(5)	Includes 12,883 shares of common stock issuable upon exercise of options exercisable within 60 days of April 10, 2006. Includes 143,485 shares of restricted stock that vest pro rata on a daily basis over a five year period which began on November 8, 2004.
(6)	Includes 3,008 shares of common stock issuable upon exercise of options exercisable within 60 days of April 10, 2006. Includes 143,485 shares of restricted stock that vest pro rata on a daily basis over a five year period which began on November 8, 2004.
(7)	All of such shares are held by affiliates of Madison Dearborn as reported in footnote 2 above. Mr. Selati is a Managing Director of Madison Dearborn, and therefore may be deemed to share voting and investment power over the shares owned by these entities, and therefore to beneficially own such shares. Mr. Selati disclaims beneficial ownership of all such shares. The address for Mr. Selati is c/o Madison Dearborn Partners, LLC, Three First National Plaza, Suite 3800, Chicago, IL 60602. Includes 45,257 shares of Common Stock issuable upon exercise of currently exercisable options.
(8)	Includes 1,671 shares of common stock issuable upon exercise of options exercisable within 60 days of April 10, 2006. Includes 143,485 shares of restricted stock that vest pro rata on a daily basis over a five year period which began on November 8, 2004.
(9)	Includes 1,253 shares of common stock issuable upon exercise of options exercisable within 60 days of April 10, 2006. Includes 22,828 shares of restricted stock that vest pro rata on a daily basis over a five year period which began on November 8, 2004.
(10)	Includes 22,828 shares of restricted stock that vest pro rata on a daily basis over a five year period which began on November 8, 2004.
(11)	Includes 22,828 shares of restricted stock that vest pro rata on a daily basis over a five year period which began on November 8, 2004.
(12)	Includes 6,685 shares of common stock issuable upon exercise of options exercisable within 60 days of April 10, 2006.
(13)	Includes 63,717 shares of common stock issuable upon exercise of options exercisable within 60 days of April 10, 2006 and includes 1,167,491 shares of restricted stock that vest pro rata on a daily basis over a five year period which began on November 8, 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s executive officers, directors and greater than 10% owners file reports of ownership and changes of ownership of Common Stock with the Securities and Exchange Commission and the NASDAQ National Exchange. Based on a review of the Securities and Exchange Commission filed ownership reports during 2005, the Company believes that all Section 16(a) filing requirements were met during the year except for a grant of options to purchase 40,000 shares of our common stock to Bannus Hudson, one of our directors, on August 8, 2005, which was required to be reported on Form 4 but was reported late due to clerical errors.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth information concerning our directors and executive officers. All our directors hold office for the remainder of the full term in which the new directorship was created or the vacancy occurred and until their successors are duly elected and qualified. Executive officers serve at the request of the Board of Directors.

Name	Age	Position
Craig S. Miller	55	President, Chief Executive Officer and Director

Geoffrey D. K. Stiles	52	Executive Vice President, Operations and Chief Operating Officer

David L. Cattell	55	Senior Vice President, Development and Construction and Chief Development Officer

Anthony M. Lavely	63	Senior Vice President, Marketing and Business Development

Thomas E. O’Keefe	45	Senior Vice President, General Counsel and Assistant Secretary

Thomas J. Pennison, Jr.	38	Senior Vice President, Chief Financial Officer and Secretary

James G. Cannon	43	Vice President, Culinary Operations

Daniel H. Hannah	57	Vice President, New Business Development

Dione M. Heusel	43	Vice President, Human Resources

Craig C. Rawls	37	Vice President, Finance

Robin P. Selati	40	Director

Carla R. Cooper	55	Director

Bannus B. Hudson	60	Director

Alan Vituli	64	Director

Set forth below is information concerning our executive officers who are not directors.

Geoffrey D. K. Stiles has served as our Executive Vice President, Operations and Chief Operating Officer since November 2003. From April 2003 to November 2003, Mr. Stiles was employed as a consultant by one of our franchisees. Mr. Stiles previously served as our Director of Operations from January 2001 to April 2003. Prior to joining us, Mr. Stiles served in executive and senior management positions at several restaurant groups, including Capitol Restaurant Concepts, Inc., Bertolini’s Restaurants Inc., Romano’s Macaroni Grill and the Olive Garden.

David L. Cattell has served as our Senior Vice President and Chief Development Officer since November 2005. From September 2004 to November 2005, Mr. Cattell served as our Vice President, Development and Construction and Chief Development Officer. Prior to joining us, from January 2000 to January 2004, Mr. Cattell served as Vice President of Restaurant Development at Metromedia Restaurant Group. From 1981 to 1995, Mr. Cattell directed and managed real estate, construction, architecture and engineering functions for Kentucky Fried Chicken as Vice President of Restaurant Development.

Anthony M. Lavely has served as our Senior Vice President, Marketing and Business Development since August 2004. From March 1996 to August 2004, Mr. Lavely served as President of Odyssey Management. Prior to March 1996, Mr. Lavely served in executive and senior management positions (with responsibilities for marketing and product development) at Burger King, Long John Silver’s and Domino’s Pizza.

Thomas E. O’Keefe has served as our Senior Vice President, General Counsel and Assistant Secretary since November 2005. From March 2005 to November 2005, Mr. O’Keefe served as our Vice President and General

Counsel. Prior to joining us, from October 2003 to March 2005, Mr. O’Keefe was engaged in the private practice of law as a sole practitioner practicing in the areas of franchise, product distribution, antitrust and general corporate law. From August 1993 to September 2003, Mr. O’Keefe was Vice President and General Counsel to G.C. & K. B. Investments, Inc. d/b/a “SpeeDee Oil Change & Tune-Up,” an international franchisor of automobile service centers. From 1991 to 1993, Mr. O’Keefe served as Corporate Counsel to AFCE, Inc. d/b/a “Popeyes and Church’s Chicken,” an international franchisor of quick-service restaurants.

Thomas J. Pennison, Jr. has served as our Senior Vice President, Chief Financial Officer and Secretary since November 2005. From April 2004 to November 2005, Mr. Pennison served as our Vice President, Finance and Chief Financial Officer, and from February 1998 to April 2004, Mr. Pennison served as our Vice President, Finance. From October 1996 to January 1998, Mr. Pennison served as our Director of Finance. Prior to joining us, from April 1994 to October 1996, Mr. Pennison served as Assistant Corporate Controller of Casino Magic Corp., with primary responsibilities for corporate finance and SEC reporting. From January 1991 to April 1994, Mr. Pennison was at the public accounting firm KPMG LLP.

James G. Cannon has served as our Vice President, Culinary Operations since June 2002 and served as our Director of Culinary Operations from June 1999 to June 2002. From September 1995 to November 1998, Mr. Cannon served as Vice President of Research and Development for Houlihan’s Restaurant Group. Mr. Cannon is a graduate of the California Culinary Academy and has served as a Chef at several restaurants, including the Conservatory—a four-star restaurant in Dallas, Texas and The French Room in the Adolphus Hotel in Dallas, Texas.

Daniel H. Hannah has served as our Vice President, New Business Development since June 2004. From November 2002 to October 2003, Mr. Hannah served as Vice President of Franchise Operations for Famous Dave’s of America. From August 2001 to September 2002, Mr. Hannah served as the Vice President, Franchise Division of Al Copeland’s Investments, Inc. Prior to that, Mr. Hannah served in various capacities with Copeland’s, Uno Restaurant Corporation, Bistro Management Group and Carlson Restaurants Worldwide.

Dione M. Heusel has served as our Vice President, Human Resources since July 2004. From October 2000 to May 2004, Ms. Heusel served as Director of Human Resources for Saks Fifth Avenue. From August 1998 to July 2000, Ms. Heusel served as Regional Director of Human Resources for Sydran Services, LLC and from 1991 to 1998 Ms. Heusel served as the Director of Diversity and Employee Relations for Ruby Tuesday, Inc. Ms. Heusel has resigned from her position and her last day with us will be April 13, 2006.

Craig C. Rawls has served as our Vice President, Finance since August 2005. Prior to joining us, from January 2002 to July 2005, Mr. Rawls served as Chief Financial Officer of Z’Tejas, Inc., an owner and operator of restaurants. From September 1998 to December 2001, Mr. Rawls served as Treasurer for Dave & Busters, Inc., an owner and operator of restaurants.

There are no family relationships betweeen any of our directors or executive officers.

Summary Compensation Table

The following table sets forth the compensation for our President and Chief Executive Officer and our next four most highly compensated executive officers (who we refer to collectively as the “named executive officers”) during the year ended December 26, 2004 and December 25, 2005.

		Annual Compensation				Long-Term Compensation Awards
Names and Principal Position	Year	Salary ($)	Bonus and Other Incentives ($)	Other Annual Compensation ($)(1)		Restricted Stock Award(s) ($)	Securities Underlying Options (#)	All Other Compensation ($)
Craig S. Miller(4) Chief Executive Officer	2005 2004	400,000 300,000	342,500 155,385	8,400 6,300	(5)	— —	35,000 —	158,984 65,086	(3) (4)

Geoffrey D.K. Stiles Executive Vice President, Operations and Chief Operating Officer	2005 2004	259,904 250,000	185,500 111,100	7,200 7,200		— —	18,000 —	55,486 594	(8) (6)

Anthony M. Lavely Senior Vice President, Marketing and Business Development	2005 2004	234,808 82,211	133,656 35,333	7,200 4,326		— —	10,000 —	80,758 10,782	(7) (8)

Thomas J. Pennison, Jr. Chief Financial Officer, Senior Vice President and Secretary	2005 2004	187,115 154,807	113,922 60,309	6,185 6,000		— —	15,000 —	35,292 1,206	(9) (10)

David L. Cattell Senior Vice President, Development And Construction and Chief Development Officer	2005 2004	178,077 45,769	105,517 18,491	6,185 1,615		— —	7,500 —	5,085 4,462	(11) (12)

Note: Salary and bonus columns should include deferred compensation, if any.

(1)	Includes compensation paid for automobile allowance.
(2)	Mr. Miller joined us in March 2004. Amounts shown in this table for 2004 reflect compensation earned between Mr. Miller’s date of hire and December 31, 2004.
(3)	Includes $158,799 in relocation expenses and $185 in profit sharing and 401(k) matching contributions.
(4)	Includes $62,639 in relocation expenses and $2,447 in COBRA insurance payments.
(5)	Includes $58,826 in relocation expenses, $4,900 in per diem expenses and $1,760 in profit sharing and 401(k) matching contributions.
(6)	Includes $594 in profit sharing and 401(k) matching contributions.
(7)	Includes $72,965 in relocation expenses, $4,550 in per diem expenses, $185 in profit sharing and 401(k) matching contributions and $3,058 in personal expenses.
(8)	Includes $8,590 in relocation expenses and $2,192 in COBRA insurance payments.
(9)	Includes $28,756 in relocation expenses, $4,900 in per diem expenses and $1,636 in profit sharing and 401(k) matching contributions.
(10)	Includes $1,206 in profit sharing and 401(k) matching contributions.
(11)	Includes $2,450 in relocation expenses, $2,450 in per diem expenses and $185 in profit sharing and 401(k) matching contributions.
(12)	Includes $1,909 in relocation expenses and $2,553 in COBRA insurance payments.

Option Grants in Last Fiscal Year

The following table sets forth information regarding stock options granted during the fiscal year ended December 25, 2005 to each of our named executive officers. The potential realizable value is calculated assuming the fair market value of the common stock appreciates at the indicated rate for the entire term of the option and that the option is exercised and sold on the last day of its term at the appreciated price. These gains are based on assumed rates of appreciation compounded annually from the dates the respective options were granted to their expiration date based on the per share exercise price minus the per share exercise price. Annual rates of stock price appreciation of 5% and 10% from the initial offering price is assumed pursuant to rules of the SEC. The actual stock price will appreciate over the term of the options at assumed 5% and 10% levels or any other defined level. Actual gains, if any, on exercised stock options will depend on the future performance of our common stock.

Name	Number of Securities Underlying Options Granted(1)	Percentage of Total Options Granted to Employees in 2005(2)	Per Share Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options Term
					5%	10%
Craig S. Miller	35,000	10.0%	$18.00	August 8, 2015	$347,200	$855,400
Geoffrey D. K. Stiles	18,000	5.1%	$18.00	August 8, 2015	$178,560	$439,920
Anthony M. Lavely	10,000	2.8%	$18.00	August 8, 2015	$99,239	$244,431
Thomas J. Pennison, Jr.	15,000	4.3%	$18.00	August 8, 2015	$148,800	$366,600
David L. Cattell	7,500	2.1%	$18.00	August 8, 2015	$74,400	$171,080

(1)	All options granted in fiscal 2005 vest pro rata on a daily basis over a five year period following their grant.
(2)	In fiscal 2005, we granted options to employees to purchase a total of 350,000 shares.

Option Exercises and Year End Values

No stock options were exercised by our named executive officers in fiscal 2005. The following table sets forth information regarding unexercised stock options held by named executive officers as of December 25, 2005. The fiscal year-end value of unexercised in-the-money options listed below has been calculated based on the market value of our common stock on December 23, 2005 of $18.34 per share, less the applicable exercise price per share, multiplied by the number of shares underlying such options.

	Number of Unexercised Options at December 25, 2005		Value of Unexercised In-the-Money Options at December 25, 2005

Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Craig S. Miller	2,666	32,334	$906	$10,994
Geoffrey D. K. Stiles	1,371	16,629	$466	$5,654
Anthony M. Lavely	762	9,238	$259	$3,141
Thomas J. Pennison, Jr.	11,518	13,858	$185,692	$8,240
David L. Cattell	571	6,929	$194	$2,356

Equity Compensation Plan Information

2004 Restricted Stock Plan

The 2004 Restricted Stock Plan provides for the grant of up to 1,167,487 shares of restricted stock to our officers, directors and employees and other persons who provide services to us, all of which were issued during 2004. This plan is administered by a committee of our board of directors, and, in the committee’s absence, by our board of directors. This plan provides for the grant of shares of our common stock that may not be sold or disposed of, and that may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period set forth in each restricted stock agreement as determined by our board of directors. Other than the foregoing, participants generally have all of the rights of a stockholder, unless the board determines otherwise. Each restricted stock agreement sets forth a vesting schedule, over which time the shares will vest in the holder thereof, and no longer be subject to the restrictions contained in the restricted stock agreement (other than a right of first refusal of the company in the case of a proposed transfer and a drag along right of the company in a proposed sale of the company approved by our board or a majority of our stockholders). The plan provides that shares of restricted stock not yet vested will vest upon a change in control. Upon a termination of employment, the company, and to the extent not exercised by the company, certain of our stockholders, have the right to acquire shares that have vested pursuant to this plan. All shares of restricted stock were purchased at the fair market value of our common stock, as determined by our board of directors, on the date of grant.

2000 Stock Option Plan

The 2000 Stock Option Plan provides for the grant of nonqualified stock options to our directors, officers and employees and other persons who provide services to us. A total of 1,765,981 shares of common stock are reserved for issuance under this plan. As of March 31, 2006, we have granted options to purchase 1,212,221 shares of common stock under this plan. These options vest pro rata on a daily basis over a five year period. Options granted under the 2000 Stock Option Plan are generally not transferable by the optionee, and must be exercised within 30 days after the end of an optionee’s status as an employee, director or consultant of ours (other than a termination by us for cause, as defined in the 2000 Stock Option Plan), within 180 days after such optionee’s termination by death or disability, or within 90 days after such optionee’s retirement, but in no event later than the expiration of the option term. All options were granted at or above the fair market value of our common stock, as determined by our board of directors, on the date of grant. The term of all options granted under the 2000 Stock Option Plan may not exceed ten years. We anticipate that all future option grants will be made under our 2005 Long-Term Equity Incentive Plan, discussed below, and we do not intend to issue any further options under the 2000 Stock Option Plan.

2005 Long-Term Equity Incentive Plan

The 2005 Long-Term Equity Incentive Plan, which the Board approved in August 2005, provides for grants of stock options, restricted stock, restricted stock units, deferred stock units and other equity-based awards. Directors, officers and other employees of Ruth’s Chris Steak House, Inc., as well as others performing services for us, are eligible for grants under the plan. The purpose of the equity incentive plan is to provide these individuals with incentives to maximize stockholder value and otherwise contribute to our success and to enable us to attract, retain and reward the best available persons for positions of responsibility.

A total of 2,362,500 shares of our common stock, representing approximately 10% of our outstanding common stock on a fully-diluted basis, are available for issuance under the equity incentive plan. The number of shares available for issuance under the equity incentive plan is subject to adjustment in the event of a reorganization, stock split, merger or similar change in the corporate structure or the outstanding shares of common stock. In the event of any of these occurrences, we may make any adjustments we consider appropriate to, among other things, the number and kind of shares, options or other property available for issuance under the plan or covered by grants previously made under the plan. The shares available for issuance under the plan may be, in whole or in part, authorized and unissued or held as treasury shares.

Our compensation committee administers the equity incentive plan. Our Board also has the authority to administer the plan and to take all actions that the compensation committee is otherwise authorized to take under the plan. In connection with our IPO, we granted options to purchase an aggregate of 350,000 shares of our common stock to approximately 116 employees and one director. All of these options have an exercise price of $18.00 per share and $20.35 per share and are subject to pro rata vesting on a daily basis over a five-year period.

The following is a summary of the material terms of the equity incentive plan, but does not include all of the provisions of the plan. For further information about the plan, we refer you to the equity incentive plan, which we have filed with the SEC as an exhibit to our Registration Statement on Form S-1 on August 8, 2005.

Eligibility. Our directors, officers and employees, as well as other individuals performing services for us, are eligible to receive grants under the equity incentive plan. However, only employees may receive grants of incentive stock options. In each case, the compensation committee will select the actual grantees.

Stock Options. Our compensation committee or the Board may award grants of incentive stock options conforming to the provisions of Section 422 of the Internal Revenue Code, and other, non-qualified stock options. The compensation committee may not, however, award to any one person in any calendar year options to purchase more than 1,181,250 shares of common stock, and it may not award incentive stock options first exercisable in any calendar year whose underlying shares have a fair market value greater than $100,000, determined at the time of grant.

The exercise price of an option granted under the plan may not be less than 100% of the fair market value of a share of common stock on the date of grant, and the exercise price of an incentive stock option awarded to a person who owns stock constituting more than 10% of the company’s voting power may not be less than 110% of such fair market value on such date.

Unless the compensation committee determines otherwise, the exercise price of any option may be paid in any or in any combination of the following ways:

•	in cash,

•	by delivery of shares of common stock with a fair market value on the date of exercise equal to the exercise price, and/or

•	by simultaneous sale through a broker of shares of common stock acquired upon exercise.

If a participant elects to deliver shares of common stock in payment of any part of an option’s exercise price, the compensation committee may in its discretion grant the participant a “reload option.” The reload option entitles its holder to purchase a number of shares of common stock equal to the number so delivered. The reload option may also include, if the compensation committee chooses, the right to purchase a number of shares of common stock equal to the number delivered or withheld in satisfaction of any of the company’s tax withholding requirements in connection with the exercise of the original option. The terms of each reload option will be the same as those of the original exercised option, except that the grant date will be the date of exercise of the original option, and the exercise price will be the fair market value of the common stock on the date of exercise.

The compensation committee will determine the term of each option in its discretion. However, no term may exceed ten years from the date of grant or, in the case of an incentive stock option granted to a person who owns stock constituting more than 10% of the voting power of the company, five years from the date of grant. In addition, all options under the equity incentive plan, whether or not then exercisable, generally cease vesting when a grantee ceases to be a director, officer or employee of, or to otherwise perform services for, us. Options generally expire 30 days after the date of cessation of service, so long as the grantee does not compete with us during that 30-day period without our permission.

There are, however, exceptions depending upon the circumstances of cessation. In the case of a grantee’s death or disability, a number of options equal to the sum of (1) the number of options that were exercisable on the date of the grantee’s death or disability and (2) the number of options that would become exercisable within one year after the date of the grantee’s death or disability, will become fully vested and exercisable and remain so for up to 180 days after the date of death or disability, provided the grantee does not compete with us during that 180-day period without our permission. In the event of retirement, a grantee’s vested options will remain exercisable for up to 90 days after the date of retirement, while his or her unvested options may become fully vested and exercisable in the discretion of the compensation committee. In each of the foregoing circumstances, the board or compensation committee may elect to further extend the applicable exercise period in its discretion. Upon termination for cause, all options will terminate immediately. If we undergo a change in control, the compensation committee may provide that the options become exercisable and that such options may terminate if not exercised on the date of the change in control, and if a grantee is terminated from service within one year thereafter, all options will become fully vested and exercisable and remain so for up to one year after the date of termination. In addition, the compensation committee has the authority to grant options that will become fully vested and exercisable automatically upon a change in control of the company, whether or not the grantee is subsequently terminated.

Restricted Stock. Our compensation committee may award restricted stock subject to the conditions and restrictions, and for the duration, which will generally be a least six months, that it determines in its discretion and the name or names of which such members shall lapse. Unless the compensation committee determines otherwise, all restrictions on a grantee’s restricted stock will lapse when the grantee ceases to be a director, officer or employee of, or to otherwise perform services for, the company, if the cessation occurs due to a termination within one year after a change in control of the company. In addition, unless the compensation committee determines otherwise, if a grantee ceases to be a director, officer or employee of, or to otherwise perform services for us due to death or disability during any period of restriction, in addition to the grantee’s restricted stock in which restrictions have already lapsed, restrictions will lapse on all shares of restricted stock for which restrictions would have lapsed within one year following the date of restrictions. If termination of employment or service occurs for any other reason, all of a grantee’s restricted stock as to which the applicable restrictions have not lapsed will be forfeited immediately.

Restricted Stock Units; Deferred Stock Units. Our compensation committee may award restricted stock units subject to conditions and restrictions, and for the duration, which will generally be at least six months, that it determines in its discretion. Each restricted stock unit is equivalent in value to one share of common stock and entitles the grantee to receive one share of common stock for each restricted stock unit at the end of the applicable restricted stock unit’s vesting period. Unless the compensation committee determines otherwise, all restrictions on a grantee’s restricted stock units will lapse when the grantee ceases to be a director, officer or employee of, or otherwise perform services for, the company, if the cessation occurs due to a termination within one year after a change in control of the company or due to death, disability or retirement. In addition, the compensation committee has the authority to award restricted stock units with respect to which all restrictions shall lapse automatically upon a change in control of the company, whether or not the grantee is subsequently terminated. If termination of employment or service occurs for any other reason, all of a grantee’s restricted stock units as to which the applicable restrictions have not lapsed will be forfeited immediately.

Prior to the later of (1) the close of the tax year preceding the year in which restricted stock units are granted or (2) 30 days of first becoming eligible to participate in the plan (or, if earlier, the last day of the tax year in which the participant first becomes eligible to participate in the plan) and on or prior to the date the restricted stock units are granted, a grantee may elect to defer the receipt of all or a portion of the shares due with respect to the restricted stock units and convert such restricted stock units into deferred stock units. Subject to specified exceptions, the grantee will receive shares in respect of such deferred stock units at the end of the deferral period.

Performance Awards. Our compensation committee may grant performance awards contingent upon achievement by the company or divisions of set goals and objectives regarding specified performance criteria, such as, for example, return on equity, over a specified performance cycle, as designated by the compensation committee. Performance awards may include specific dollar-value target awards, performance units, the value of which is established by the compensation committee at the time of grant, and/or performance shares, the value of which is equal to the fair market value of a share of common stock on the date of grant. The value of a performance award may be fixed or fluctuate on the basis of specified performance criteria. A performance award may be paid out in cash and/or shares of our common stock or other securities.

Unless the compensation committee determines otherwise, if a grantee ceases to be a director, officer or employee of, or to otherwise perform services for, the company prior to completion of a performance cycle, due to death, disability or retirement, the grantee will receive the portion of the performance award payable to him or her based on achievement of the applicable performance criteria over the elapsed portion of the performance cycle. If termination of employment or service occurs for any other reason prior to completion of a performance cycle, the grantee will become ineligible to receive any portion of a performance award. If we undergo a change in control, a grantee will earn no less than the portion of the performance award that he or she would have earned if the applicable performance cycle had terminated as of the date of the change of control.

Vesting, Withholding Taxes and Transferability of All Awards. The terms and conditions of each award made under the equity incentive plan, including vesting requirements, will be set forth consistent with the plan in a written agreement with the grantee. Except in limited circumstances, no award under the equity incentive plan may vest and become exercisable within six months of the date of grant, unless the compensation committee determines otherwise.

Unless the compensation committee determines otherwise, a participant may elect to deliver shares of common stock, or to have us withhold shares of common stock otherwise issuable upon exercise of an option or upon grant or vesting of restricted stock or a restricted stock unit, in order to satisfy our withholding obligations in connection with any such exercise, grant or vesting.

Unless the compensation committee determines otherwise, no award made under the equity incentive plan will be transferable other than by will or the laws of descent and distribution or to a grantee’s family member by gift or a qualified domestic relations order, and each award may be exercised only by the grantee, his or her qualified family member transferee, or any of their respective executors, administrators, guardians, or legal representatives.

Amendment and Termination of the Equity Incentive Plan. The board or the compensation committee may amend or terminate the equity incentive plan in its discretion, except that no amendment will become effective without prior approval of our stockholders if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Internal Revenue Code or by any listing requirement of the principal stock exchange on which our common stock is then listed. Furthermore, any amendment to the terms of an outstanding award may not materially and adversely affect any participant’s rights or obligations under the equity incentive plan without the affected participant’s consent. If not previously terminated by the board, the equity incentive plan will terminate on the tenth anniversary of its commencement.

Employment Agreements

In November 2005, we and Thomas Pennison Jr. signed an employment agreement outlining the terms by which Mr. Pennison would serve as our Senior Vice President, Chief Financial Officer and Secretary. Mr. Pennison’s current annual salary is $200,000. In addition, Mr. Pennison’s employment agreement provides that he may receive a discretionary bonus of 40% of his base salary, subject to the budget and performance targets as determined by our Board and further subject to additional multipliers as defined in our Management Bonus Plan. If Mr. Pennison’s employment is terminated by us without “cause,” or by Mr. Pennison for “good reason” (as those terms are defined in his agreement) during the employment term, then Mr. Pennison will be entitled to continue to receive his base salary for twelve months after the date of such termination. Mr. Pennison has agreed not to compete with us or solicit any of our employees or persons with whom we have certain business relationships for twelve months following his termination.

In November 2005, we and Thomas O’Keefe signed an employment agreement outlining the terms by which Mr. O’Keefe would serve as our Senior Vice President, General Counsel and Assistant Secretary. Mr. O’Keefe’s current annual salary is $200,000. In addition, Mr. O’Keefe’s employment agreement provides that he may receive a discretionary bonus of 40% of his base salary, subject to the budget and performance targets as determined by our Board and further subject to additional multipliers as defined in our Management Bonus Plan. If Mr. O’Keefe’s employment is terminated by us without “cause,” or by Mr. O’Keefe for “good reason” (as those terms are defined in his agreement) during the employment term, then Mr. O’Keefe will be entitled to continue to receive his base salary for twelve months after the date of such termination. Mr. O’Keefe has agreed not to compete with us or solicit any of our employees or persons with whom we have certain business relationships for twelve months following his termination.

In November 2005, we and Anthony Lavely signed an employment agreement outlining the terms by which Mr. Lavely would serve as our Senior Vice President, Marketing and Business Development. Mr. Lavely’s current annual salary is $260,000. In addition, Mr. Lavely’s employment agreement provides that he may receive a discretionary bonus of 40% of his base salary, subject to the budget and performance targets as determined by our Board and further subject to additional multipliers as defined by our Management Bonus Plan. If Mr. Lavely’s employment is terminated by us without “cause,” or by Mr. Lavely for “good reason” (as those terms are defined in his agreement) during the employment term, then Mr. Lavely will be entitled to continue to receive his base salary for twelve months after the date of such termination. Mr. Lavely has agreed not to compete with us or solicit any of our employees or persons with whom we have certain business relationships for twelve months following his termination.

In November 2005, we and David Cattell signed an employment agreement outlining the terms by which Mr. Cattell would serve as our Senior Vice President and Chief Development Officer. Mr. Cattell’s current annual salary is $200,000. In addition, Mr. Cattell’s employment agreement provides that he may receive a discretionary bonus of 40% of his base salary, subject to the budget and performance targets as determined by our Board and further subject to additional multipliers as defined by our Management Bonus Plan. If Mr. Cattell’s employment is terminated by us without “cause,” or by Mr. Cattell for “good reason” (as those terms are defined in his agreement) during the employment term, then Mr. Cattell will be entitled to continue to receive his base salary for twelve months after the date of such termination. Mr. Cattell has agreed not to compete with us or solicit any of our employees or persons with whom we have certain business relationships for twelve months following his termination.

In June 2004, we and Craig Miller signed an employment agreement outlining the terms by which Mr. Miller would serve as our President and Chief Executive Officer and a member of our board of directors. Mr. Miller’s current annual salary is $480,000. In addition, Mr. Miller’s employment agreement provides that he may receive an annual bonus of 70% of his base salary, subject to the budget and performance targets as determined by our Board and further subject to additional multipliers as defined in our Management Bonus Plan. In each case, the amount of Mr. Miller’s annual bonus is based upon the satisfaction of certain financial performance criteria determined by our board. Mr. Miller was entitled to receive a minimum bonus of $100,000 for fiscal year 2004. If Mr. Miller’s employment is terminated by us without “cause,” or by Mr. Miller for “good reason” (as those terms are defined in his agreement) during the employment term, then Mr. Miller will be entitled to continue to receive his base salary for twelve months after the date of such termination. Mr. Miller has agreed not to compete with us or solicit any of our employees or persons with whom we have certain business relationships for twenty-four months following his termination, if Mr. Miller’s employment is terminated by us without “cause” or by Mr. Miller for “good reason” (as those terms are defined in his agreement), or for twelve months in all other cases.

In October 2003, we and Geoffrey Stiles signed an employment agreement under which Mr. Stiles will serve as our Executive Vice President. The agreement carries a three year term, expiring November 3, 2006. Mr. Stiles’ current annual salary is $300,000, subject to annual reviews, salary adjustments and incentive plans as determined by our board of directors. In addition, Mr. Stiles is eligible to receive a discretionary bonus of 45% of his base salary, subject to the budget and performance targets as determined by our Board and further subject to additional multipliers as defined in our Management Bonus Plan. If Mr. Stiles’ employment agreement is terminated by us without “good faith and sufficient cause” (as those terms are defined in his agreement) during his employment term, then Mr. Stiles will be entitled to receive severance payments for twelve months after the date of his termination at his salary rate at the time of his termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of our compensation committee is currently an officer or employee of our company. There is no interlocking relationship between any of our executive officers and compensation committee, on the one hand, and the executive officers and compensation committee of any other companies, on the other hand, nor has any such interlocking relationship existed in the past.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee is composed entirely of non-employee independent directors with significant experience in managing employee-related issues and making executive compensation decisions.

The Committee provides strategic direction for the Company’s compensation and benefits structure for Ruth’s Chris employees; reviews the Company’s human resources programs, including leadership development, succession planning and diversity initiatives; determines the compensation of the Company’s executive officers; and establishes compensation policies and practices for directors for service on the Board and its committees, as well as for the Chairman of the Board. The Committee’s decisions are made in the context of the Company’s specific business imperatives, as well as economy-wide trends, such as rising healthcare costs and expensing equity-based compensation. The Company is committed to attracting, retaining and developing a talented, diverse workforce in a manner that provides incentives to create stockholder value, and the work of the Committee supports these endeavors. The specific duties and responsibilities of the Committee are described under “Board of Directors and Corporate Governance—Committees of the Board of Directors—Compensation Committee” beginning on page 11 and in the charter of the Committee, which is included as Appendix B hereto and also is available on the Company’s website at www.ruthschris.com.

The Committee met two times during fiscal 2005. The Committee’s regularly scheduled meetings typically last several hours, and all Committee members are actively engaged in the review of matters presented.

The Committee has furnished the following report for fiscal 2005, which includes a discussion of: (1) the Company’s compensation and benefits programs, including compensation and benefits for executive officers; (2) CEO compensation; and (3) stock ownership guidelines for senior executives.

Compensation Philosophy

The Company’s compensation program is designed to reward executives based on favorable performance and results. Compensation policies and plans (including benefits) are designed to attract and retain top quality and experienced executives by providing the opportunity to earn competitive cash compensation based on corporate, business unit and individual performance plus the opportunity to accumulate stock-based wealth commensurate with the long-term growth and value created for Ruth’s Chris’s stockholders. Equity ownership is further emphasized through share retention and ownership guidelines established by the Committee, which are discussed later in this report.

The Committee seeks to attract executive talent by offering competitive base salaries and annual and long-term performance incentive opportunities. It is the Committee’s practice to provide incentives that promote both the short and long-term financial objectives of the Company. Achievement of short-term objectives is rewarded through base salary and annual performance incentives, while long-term incentive grants (including stock options) encourage executives to focus on the Company’s long-term goals as well. These incentives are based on financial objectives of importance to the Company, including revenue and earnings growth and creation of stockholder value. The Company’s compensation program also accounts for individual performance, which enables the Committee to differentiate among executives and emphasize the link between personal performance and compensation.

The Committee compares the Company’s senior management compensation levels with those of a group of companies in industries related to the Company and similar-size companies in the general food service industry. The key elements of executive compensation are base salary, annual performance incentive awards and long-term incentive grants. It is the Committee’s practice to target each of these elements to deliver compensation to each executive and all executives as a group within the mid-level range of compensation for persons having similar responsibilities at companies in the comparison group.

Elements of Executive Compensation

Base Salary

The Committee annually reviews and determines the base salaries of the Chief Executive Officer and other members of senior management. In each case, the Committee takes into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience and competitive salary practices. During fiscal 2005, Messrs. Pennison, O’Keefe and Cattell received raises to their annual base salaries.

Annual Bonuses

The Company’s performance-based annual incentive awards focus on matching rewards with results. The philosophy of our performance-based annual incentive awards is simple: a basic reward for reaching minimum expectations, and an upside for reaching the Company’s goals. Cash incentive opportunity for management employees is determined on an annual basis and is targeted at median competitive levels based upon the comparison group of companies discussed above. For fiscal 2005, the Committee adopted a bonus plan in which the executive officers of the Company participate, which sets forth target bonus amounts as a percentage of gross pay (which percentage is based upon the office held by the eligible executive), in each case subject to reduction or elimination at the discretion of the Board, or increase upon achievement of certain financial and operational performance goals.

The Committee also periodically considers bonuses outside of the bonus plan, based on both individual and corporate performance. The Board (upon the recommendation of the Compensation Committee) also approved the payment on September 27, 2005 pursuant to the Management Bonus Plan of a series of one-time bonus awards (the “Awards”) to employees of the Company (including executive officers) who currently hold the following offices or positions, in amounts equal to the percentages of such employees’ base annual salary as of June 30, 2005: Chief Executive Officer, 25%; Executive Vice President, 20%; Senior Vice President, 17.5%; Vice President, 17.5%, Regional Vice President, 12.5%; Employee-Level Directors, 10%; and Managers 7.5%. The employees receiving the Awards were eligible following the end of fiscal 2005, at the discretion of the Board, to receive additional awards pursuant to the Management Bonus Plan, as adjusted to deduct amounts granted pursuant to the Awards.

Long-Term Incentive Awards

The Company’s equity programs are designed to encourage creation of long-term value for our stockholders, employee retention and stock ownership. The programs consist of stock option grants and restricted stock awards. A majority of our employees participate in one or more equity programs, which we believe promote a long-term focus on results and align employee and stockholder interests. At the same time, the Committee has carefully considered the impact of equity expensing, actions taken by the Company’s peers to reduce the use of options, and the Company’s dilution and overhang levels, and is considering certain changes to the Company’s equity programs in order to strike an appropriate balance between promoting the Company’s cost competitiveness and maintaining employee incentives.

Executive officers receive a relatively large proportion of their overall targeted compensation in the form of equity, in order to align interests of management and stockholders and promote a focus on long-term results. All fiscal 2005 stock option grants to executive officers were made under the Company’s 2005 Long-Term Equity Incentive Plan. Each such grant allows the executive officer to acquire shares of the Company’s common stock, subject to the completion of a five-year vesting period (20% of options vest pro rata on a daily basis each year). These shares may be acquired at a fixed price per share (the fair market value on the grant date) and have a ten-year term. For information on options granted to named executive officers during fiscal 2005, see “Option Grants in Last Fiscal Year” on page 20.

From time to time, we also grant restricted stock to encourage retention and reward performance. In fiscal 2004, restricted stock grants were made under the Company’s 2004 Restricted Stock Plan and are subject to the completion of a five-year vesting period (20% of the restricted stock vests pro rata on a daily basis each year).

Benefits

The Company’s global benefits philosophy for employees, including executive officers, is that benefits should provide employees protection from catastrophic events, should enable employees to plan for their futures and should be competitive in local markets in order to attract and retain a high-quality workforce. The cost of providing benefits has continued to increase on an industry- and economy-wide basis due to factors such as rising healthcare costs.

The Company maintains a non-qualified deferred compensation plan that is unfunded and unsecured and allows certain high-level employees, including executive officers, to voluntarily defer receipt of their salary above specified amounts and bonus payments into bookkeeping accounts established under the plan. These accounts are credited with hypothetical earnings as if invested in funds available under the Company’s 401(k) plan, as selected by each participant.

Perquisites

The Company allows its executive officers to dine in its restaurants free of charge in order to permit those officers to conduct quality control tests.

Employment Agreements

In order to retain officers with impressive leadership records in key areas, the Committee agreed to enter into employment agreements with Messrs. Pennison, O’Keefe, Lavely and Cattell during fiscal 2005. The Committee carefully reviewed the terms of these employment agreements and determined that the terms were appropriate under the circumstances. For a description of these and other employment agreements, see “Executive Compensation—Employment Agreements.”

Compensation of the Chief Executive Officer

The Committee determines the compensation of Mr. Miller, our President, Chief Executive Officer and Director, in the same manner as described for all executive officers. In setting compensation levels for Mr. Miller, the Committee considers individual and Company performance comparisons to the Company’s other executive officers, as well as comparitive compensation information from our restaurant industry peer group, in all cases focusing primarily on the prior year, but also reviewing results and trends over a longer time horizon.

Mr. Miller has served as President, Chief Executive Officer and Director of the Company since March 2004. As reflected in the summary compensation table, Mr. Miller’s base salary did not increase in 2005 and remained $400,000, that it has increased to $480,000 for 2006 and he was eligible to receive up to 50% of his base salary in 2005 in annual performance based bonus payments. In addition, the Board has implemented a plan under which

Mr. Miller’s 2006 annual bonus may be increased to a maximum of 157.5% of his annual base salary. In setting Mr. Miller’s salary for 2005, the Committee considered the Company’s financial performance for the prior year, Mr. Miller’s individual performance, his responsibilities as President, Chief Executive Officer and Director and his contributions to the long-term success of the Company. The amount of Mr. Miller’s annual bonus is based upon the satisfaction of certain individual and financial performance criteria. In 2005, Mr. Miller’s bonus was equal to 85.6% of his base salary, which resulted in a bonus of $342,500.

On August 8, 2005, we issued options to purchase 35,000 shares of our common stock at an exercise price of $18.00 to Mr. Miller under our 2005 Long-Term Equity Incentive Plan. These options vest pro rata on a daily basis offer a five year period which began on August 8, 2005.

The Committee also reviewed perquisites and other compensation paid to Mr. Miller for fiscal 2005, and found these amounts to be reasonable.

Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code (the “Code”) precludes a public corporation from taking a deduction for compensation in excess of $1 million in any taxable year for its chief executive officer or any of its four other highest paid executive officers, unless certain specific and detailed criteria are satisfied.

The Committee considers the anticipated tax treatment to the Company and the executive officers in its review and establishment of compensation programs and payments. The deductibility of some types of compensation payments can depend upon the timing of an executive’s vesting or exercise of previously granted rights. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond the Committee’s control also can affect deductibility of compensation. For these and other reasons, the Committee has determined that it will not necessarily seek to limit executive compensation to that deductible under Section 162(m) of the Code.

The Committee will continue to monitor developments and assess alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with its compensation policies and as determined to be in the best interests of the Company and its stockholders.

This report is submitted by the members of the Compensation Committee:

Robin P. Selati

Carla R. Cooper

PERFORMANCE GRAPH

The Company’s Common Stock has been listed on the Nasdaq National Market under the symbol “RUTH” and registered under Section 12 of the Securities and Exchange Act of 1934 since August 8, 2005, the date of our initial public offering. The following table and graph shows the cumulative total stockholder return on the Company’s Common Stock with the S&P 500 Stock Index and the Dow Jones U.S. Restaurants & Bars Index, in each case assuming an initial investment of $100 and full dividend investment, for the period beginning on August 8, 2005 and ending on December 23, 2005, the last trading day of our fiscal year 2005.

	August 8, 2005	December 23, 2005
Ruth’s Chris Steak House, Inc.	$100	$102
S&P 500 Stock Index	100	101
Dow Jones U.S. Restaurants & Bars Index	100	105

All amounts rounded to nearest dollar.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees for professional services rendered by KPMG LLP for fiscal 2004 and fiscal 2005.

	Fiscal Year
Fee Category (thousands)	December 26, 2004	December 25, 2005
Audit Fees	$103,960	$160,800
Audit-Related Fees	—	516,515
Tax Fees	63,191	48,375
All Other Fees	6,400	8,454

Total Fees	$173,551	$734,144

Audit Fees: Consists of fees billed for professional services rendered for the integrated audit of our consolidated financial statements and internal controls over financial reporting and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees: Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include consultations concerning financial accounting and reporting standards, services in connection with initial public offering in August 2005, the Sarbanes-Oxley Act, Section 404 advisory services and due diligence.

Tax Fees are principally comprised of fees for services provided in connection with worldwide tax planning and compliance services, expatriate tax services, and assistance with tax audits and appeals.

All Other Fees: Consists of fees for services other than those reported above.

All audit, audit-related and tax services performed by KPMG LLP in fiscal 2005 were pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Pursuant to the Audit Committee charter attached as Appendix A to this proxy statement, the Audit Committee must approve all audit engagement fees and other significant compensation to be paid to the independent auditor and the terms of such engagement. The Audit Committee’s charter provides that individual engagements must be separately approved. Additionally, the Audit Committee must pre-approve any non-audit services to be provided to the Company by the independent auditor. The policy also requires specific approval by the Audit Committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

MATTERS RELATING TO AUDITORS

Audit Committee Report

The Audit Committee of the Board of Directors has reviewed and discussed the audited financial statements with management, which has represented that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Committee discussed with management the quality and acceptability of the accounting principles employed including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made, and the clarity of the disclosures included in the statements.

The Committee also reviewed the consolidated financial statements of the Company for fiscal 2005 with KPMG LLP, the Company’s independent auditors for fiscal 2005, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Committee has discussed with KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

The Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed with KPMG LLP its independence and has considered whether the provision of non-audit services by KPMG LLP to the Company is compatible with maintaining KPMG LLP’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 25, 2005 for filing with the Securities and Exchange Commission. The Committee has selected KPMG LLP as the Company’s independent auditor for 2006.

This report is submitted by the members of the Audit Committee:

Alan Vituli

Carla R. Cooper

Bannus B. Hudson

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2007 MEETING

Stockholder proposals intended for inclusion in the Company’s proxy statement relating to the next annual meeting in April 2007 must be received by the Company no later than January 26, 2007. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC. Under the Company’s by-laws, proposals of stockholders not intended for inclusion in the proxy statement, but intended to be raised at the Company’s regularly scheduled annual meeting of stockholders to be held in 2007, including nominations for election as directors of persons other than nominees of the Board of Directors, must be received no later than January 26, 2007 and must comply with the procedures outlined in the Company’s by-laws, which may be found on the Company’s website www.ruthschris.com, or a copy of which is available upon request from the Corporate Secretary, 500 International Parkway, Suite 100, Heathrow, Florida 32746.

DIRECTOR NOMINATIONS TO BE CONSIDERED BY THE BOARD

You may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above. In addition, our Bylaws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, a stockholder must deliver timely notice of such stockholder’s intent to make such nomination in writing to the Corporate Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 90 nor more than 120 days prior to the date of the first anniversary of the previous year’s annual meeting. In the event the annual meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. To be in proper form, a stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director at such meeting (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder, (B) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

The Company evaluates director nominees recommended by stockholders in the same manner in which it evaluates other director nominees. The Company has established through its Nominating and Corporate Governance Committee selection criteria that identify desirable skills and experience for prospective Board members, including consideration of the potential candidate’s qualification as independent, as well as consideration of diversity, age, skills, expertise and experience in the context of the Board and other criteria determined by the Nominating and Corporate Governance Committee determines from time to time.

ADDITIONAL INFORMATION

The Company will bear the cost of the annual meeting and the cost of this proxy solicitation, including mailing costs. In addition to solicitation by mail, directors, officers, and regular employees of the Company may solicit proxies by telephone or otherwise, with no specific additional compensation to be paid for such services. The Company also will reimburse, upon request, all brokers and other persons holding Common Stock for the benefit of others for their reasonable expenses in forwarding the Company’s proxy materials and any accompanying materials to the beneficial owners of Common Stock and in obtaining authorization from beneficial owners to give proxies.

The Board knows of no matter to be brought before the annual meeting other than the matters identified in this proxy statement. If, however, any other matter properly comes before the annual meeting, the individuals named in the proxy solicited by the Board intend to vote on it on behalf of the stockholders they represent in accordance with their best judgment.

By order of the Board of Directors

Thomas E. O’Keefe

Assistant Secretary

Dated: April 10, 2006

Appendix A

RUTH’S CHRIS STEAK HOUSE, INC.

Audit Committee Charter

Organization

This charter governs the operations of the Audit Committee of Ruth’s Chris Steak House, Inc. (the “Company”). The Committee shall review and reassess the charter at least annually and obtain the Board’s approval of the charter. Members of the Committee shall be members of, and appointed by, the Board. The Committee shall be comprised of three or more members. Each member of the Committee shall be “independent” within the meaning of the applicable listing rules of Nasdaq Stock Market, Inc., Section 10A-3 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (“SEC”), as determined by the Board; provided, however, that (i) upon completion of the Company’s initial public offering (the “IPO”), only one member of the Committee need be independent, (ii) within 90 days of completion of the IPO, a majority of the members of the Committee shall be independent and (iii) within one year of completion of the IPO, all members of the Committee shall be independent.

Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall meet the financial sophistication standard as set forth in the applicable listing rules of the Nasdaq Stock Market, Inc., and shall be deemed an “audit committee financial expert,” as determined by the rules and regulations of the SEC. The existence of such member shall be disclosed in periodic filings as required by the SEC. One director who is not independent under applicable rules and regulations and is not a current officer or employee of the Company or a family member of such officer or employee may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reason for the determination. A member appointed under this exception may not serve longer than two years and may not chair the Committee.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. To foster open communication, the Committee should meet at least annually with management and the independent auditor in separate sessions. All meetings shall be at the call of the Chairman of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may act only upon approval of a majority of its members. The action of the Committee at a meeting at which a quorum is present shall be the act of the Committee. The Committee may act in writing by the unanimous consent of its members.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal. All vacancies in the Committee shall be filled by the Board. The Board shall designate one of the members as Chairman of the Committee, and the Committee shall keep a separate book of minutes of their proceedings and actions. The Committee may form one or more subcommittees, each of which may take such actions as may be delegated by the Committee. The Committee shall periodically report on its activities to the Board and make such recommendations and findings as it deems appropriate.

Purpose

The Committee shall provide assistance to the Board in fulfilling its oversight responsibility relating to:

•	the integrity of the Company’s financial statements and its financial reporting process;

•	the systems of internal accounting and financial controls;

•	the performance of the Company’s internal audit function, if any, and independent auditor;

•	the independent auditor’s qualifications and independence; and

•	the Company’s compliance with legal and regulatory requirements.

The Committee shall also prepare the report that SEC rules require to be included in the Company’s annual proxy statement. In so doing, it is the responsibility of the Committee to maintain free and open communication with the Board, the independent auditor and management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, personnel of the Company and the independent auditor and, in its sole discretion and at the Company’s expense, the Committee shall have the authority to retain and terminate independent counsel and other advisers as it determines necessary to carry out its duties.

Duties and Responsibilities

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditor is responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•	The Committee shall be directly responsible for the appointment, retention and termination (subject, if applicable, to stockholder ratification), compensation, and oversight of the independent auditor, including resolution of disagreements between management and the auditor regarding financial reporting and receiving the report of the independent auditor.

•	The Committee shall ensure the rotation of the lead audit partner as required by law.

•	The Committee shall pre-approve all audit and non-audit services provided by the independent auditor and shall not engage the independent auditor to perform the specific non-audit services proscribed by law or regulation. Alternatively, the Committee may adopt pre-approval policies and procedures detailed as to particular services and delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

•	At least annually, the Committee shall obtain and review a report by the independent auditor describing:

•	The firm’s internal quality control procedures.

•	Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	All relationships between the independent auditor and the Company (to assess the auditor’s independence).

•	The Committee shall ensure that hiring policies for employees or former employees of the independent auditor meet SEC regulations and stock exchange listing standards.

•	To the extent the Company establishes an internal audit function, the Committee shall review and concur with management’s appointment, termination or replacement of the head of the internal audit function.

•	The Committee shall discuss with the internal auditors (if any) and the independent auditor the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. The Committee shall also discuss with management, the internal auditors (if any) and the independent auditor the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., the Company’s Conflict of Interest and Code of Conduct Policy and Code of Ethics for Senior Financial Employees).

•	Periodically, the Committee shall meet separately with management, the internal auditors (if any) and the independent auditor to discuss issues and concerns warranting Committee attention, including significant risks to the Company and the steps management has taken to minimize such risks. The Committee shall provide sufficient opportunity for the internal auditors (if any) and the independent auditor to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

•	To the extent the Company establishes an internal audit function, the Committee shall periodically review its operation, including the independence and authority of the internal auditors.

•	The Committee shall review the proposed audit plans for the coming year, and the coordination of such plans with the independent auditor.

•	To the extent the Company establishes an internal audit function, the Committee shall review the proposed internal audit plans for the coming year, and the coordination of such plans with the internal audit function.

•	The Committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

•	The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditor’s report on management’s assertion (if the preparation of such report is required by applicable law).

•	The Committee shall discuss the types of information to be disclosed and types of presentations to be made in earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each release or each instance of guidance.

•	The Committee shall review and discuss policies with respect to risk assessment and risk management.

•	The Committee shall discuss the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditor prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards.

•

The Committee shall discuss with management and the independent auditor the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Committee shall also discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards.

•	The Committee shall regularly report to the Board, including the results of the annual audit, and review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements and, to the extent an internal audit function is established, the performance of the internal audit function and the independence of the internal auditor. If requested by the Board, the Committee shall invite the independent auditor to attend the full Board meeting to assist in reporting the results of the annual audit or to answer other directors’ questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

•	The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Committee shall review reports of attorneys or others with respect to evidence of material violations of securities laws or breaches of fiduciary duty.

•	The Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

•	The Committee shall prepare its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

•	The Committee shall review the Company’s disclosure in the proxy statement for its annual meeting of stockholders that describes whether the Committee has satisfied its responsibilities under this Charter for the prior year.

•	The Committee shall periodically evaluate its performance to determine whether it is functioning effectively.

Appendix B

RUTH’S CHRIS STEAK HOUSE, INC.

COMPENSATION COMMITTEE CHARTER

Organization

The Compensation Committee of Ruth’s Chris Steak House, Inc. (the “Company”) shall consist of at least two directors. Each member of the Committee shall be, to the extent required by the Board, (i) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. In addition, each member shall be “independent” within the meaning of the applicable listing rules of the Nasdaq Stock Market, Inc.; provided, however, that upon completion of the Company’s initial public offering (the “IPO”), only one member of the Committee need be independent, and from the date that is 90 days from the date of the completion of the IPO to the date that is one year after the completion of the IPO, only a majority of the members of the Committee need be independent; and provided further that one person who is not independent within the meaning of the applicable listing rules of the Nasdaq Stock Market, Inc., and is not a current officer or employee of the Company or a family member of an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders. A member appointed under this exception may not serve longer than two years.

Committee members shall be appointed by the Board. Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal. All vacancies in the Committee shall be filled by the Board. The Board shall designate one of the members as Chairman of the Committee, and the Committee shall keep a separate book of minutes of their proceedings and actions.

The Committee shall meet periodically, as deemed necessary by the Chairman of the Committee. All meetings shall be at the call of the Chairman of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may act only upon approval of a majority of its members. The action of the Committee at a meeting at which a quorum is present shall be the act of the Committee. The Committee may act in writing by the unanimous consent of its members.

The Committee may form one or more subcommittees, each of which may take such actions as may be delegated by the Committee. The Committee shall periodically report on its activities to the Board and make such recommendations and findings as it deems appropriate. The Committee may, in its sole discretion and at the Company’s expense, retain and terminate such legal, accounting or other consultants or experts, including compensation consultants, as it deems necessary in the performance of its duties and without having to seek the approval of the Board.

Purpose and Responsibilities

The Committee’s primary purpose and responsibilities shall be:

•	to review and approve goals and objectives relevant to the Chief Executive Officer’s compensation, to evaluate the Chief Executive Officer’s performance according to these goals and objectives and to determine and approve the Chief Executive Officer’s compensation level based on this evaluation;

•	to screen and recommend to the Board individuals qualified to become Chief Executive Officer of the Company;

•	to establish total compensation for the Board and approve total compensation for senior executives, including oversight of all senior executive benefit plans;

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•	to oversee the Company’s general cash-based and equity-based incentive plans; and

•	to produce a compensation committee report on executive compensation as required by the SEC to be included in the Company’s annual proxy statement.

Duties

To fulfill its purpose and responsibilities, the Committee shall:

1.	Establish the total compensation for the directors of the Company.

2.	Establish the total compensation package provided to the Chief Executive Officer, and approve the total compensation package provided to such other officers of the Company whose compensation is disclosed in the Company’s proxy statement, and approve the actual compensation (including base pay adjustments, and any annual and long-term incentive payouts) paid to senior executive officers of the Company.

3.	Approve employment agreements, severance agreements or change of control agreements between the Company and its senior executive officers. Specifically as to the Chief Executive Officer, the Committee should review and approve the goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives and set the Chief Executive’s compensation level based on this evaluation.

4.	Develop and review periodically succession plans of the Chief Executive Officer, and screen and recommend to the Board candidate(s) for Chief Executive Officer.

5.	Review and approve the design of the benefit plans which pertain to directors, the Chief Executive Officer and other senior executive officers who report directly to the Chief Executive Officer.

6.	Approve the creation and/or revision of incentive compensation plans and equity-based plans affecting Company officers and grants thereunder.

7.	Produce and approve the Compensation Committee Report on Executive Compensation included in the Company’s proxy statements and generally oversee compliance with the compensation reporting requirements of the SEC.

8.	Approve overall compensation policy throughout the entire Company.

9.	Review and approve or recommend to the Board for approval changes to or adoption of retirement plans of the Company and approve periodically funding guidelines developed by the Compensation Committee, including any matching contributions under the Company’s 401(k) plan, if any.

10.	Administer all plans entitled to the exemption under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, including stock option, restricted stock and deferred stock plans.

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Appendix C

RUTH’S CHRIS STEAK HOUSE, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Organization

The Nominating and Corporate Governance Committee of Ruth’s Chris Steak House, Inc. (the “Company”) shall consist of at least two directors, each of whom shall be “independent” within the meaning of the applicable listing rules of the Nasdaq Stock Market, Inc.; provided, however, that upon completion of the Company’s initial public offering (the “IPO”), only one member of the Committee need be independent, and from the date that is 90 days from the date of the completion of the IPO to the date that is one year after the completion of the IPO, only a majority of the members of the Committee need be independent; and provided further that one person who is not independent within the meaning of the applicable listing rules of Nasdaq Stock Market, Inc., and is not a current officer or employee of the Company or a family member of an officer or employee, may be appointed to the Committee if the Board of Directors, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders. A member appointed under this exception may not serve longer than two years.

Committee members shall be appointed by the Board and shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal. All vacancies in the Committee shall be filled by the Board. The Board shall designate one of the members as Chairman of the Committee, and the Committee shall keep a separate book of minutes of its proceedings and actions.

The Committee shall meet periodically, as deemed necessary by the Chairman of the Committee. All meetings shall be at the call of the Chairman of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may act only upon approval of a majority of its members. The action of the Committee at a meeting at which a quorum is present shall be the act of the Committee. The Committee may act in writing by the unanimous consent of its members.

The Committee may form one or more subcommittees, each of which may take such actions as may be delegated by the Committee. The Committee shall periodically report on its activities to the Board and make such recommendations and findings as it deems appropriate. The Committee may, in its sole discretion and at the Company’s expense, retain and terminate legal, accounting or other consultants or experts, including search firms, it deems necessary in the performance of its duties and without having to seek the approval of the Board.

Purpose and Responsibilities

The Committee’s primary purpose and responsibilities shall be:

•	to develop and recommend qualification standards and other criteria for selecting new directors, identify individuals qualified to become Board members consistent with qualification standards and other criteria approved by the Board and recommend to the Board such individuals as nominees to the Board for its approval;
•	to oversee evaluations of the Board, individual Board members and the Board committees; and
•	to oversee the Company’s compliance with ethics policies and consider matters of corporate governance.

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Duties

To fulfill its purpose and responsibilities, the Committee shall:

1.	Screen and recommend to the Board nominees for election as directors of the Company, including nominees recommended by stockholders of the Company, and consider the performance of incumbent directors in determining whether to recommend them to stand for reelection at the annual meeting of stockholders.

2.	Develop and recommend qualification standards and other criteria for selecting nominees for director.

3.	Establish procedures for, and administer annual performance evaluations of the Board, its committees and individual Board members, which will include an annual performance review of this Committee by its members.

4.	Review periodically the makeup of the Board and its committees and recommend, as appropriate, changes in the number, function or membership.

5.	Review periodically the Company’s Conflict of Interest and Code of Conduct Policy; Code of Ethics for Senior Financial Employees; Statement of Policy to Directors, Officers and Key Employees Concerning Securities Trading and Disclosure of Confidential Information; and any similar Company codes and policies, and, based on such periodic review, recommend changes to the Board as deemed appropriate.

6.	Adopt policies designed to encourage the highest levels of corporate conduct by the Board, the Company and its officers, employees and agents.

7.	Consider questions of possible conflicts of interest involving Board members, senior officers and key employees.

Miscellaneous

This Committee Charter is not intended to change or augment the obligations of the Company or its directors or management under the federal securities laws or to create new standards for determining whether directors or management have fulfilled their duties, including fiduciary duties under applicable law.

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ANNUAL MEETING OF SHAREHOLDERS OF

RUTH’S CHRIS STEAK HOUSE, INC.

April 27, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. ELECTION OF DIRECTORS:

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

• NOMINEES:

• Robin P. Selati

• Craig S. Miller

• Carla R. Cooper

• Bannus B. Hudson

• Alan Vituli

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

FOR AGAINST ABSTAIN

• Ratify the appointment of KPMG LLP as Ruth’s Chris Steak House, Inc’s. independent registered public accounting firm for the fiscal year ending December 31, 2006.

The Board of Directors recommends a vote FOR each of the above proposals. This proxy will be voted as directed, or, if no direction is indicated, will be voted FOR each of the above proposals and, at the discretion of the persons named as proxies, upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is voted.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder

Date:

Signature of Shareholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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RUTH’S CHRIS STEAK HOUSE, INC.

Annual Meeting of Shareholders, April 27, 2006

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Ruth’s Chris Steak House, Inc. hereby appoints Thomas J. Pennison, Jr., Thomas E. O’Keefe and Craig C. Rawls, or any of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and vote all shares of Ruth’s Chris Steak House, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Ruth’s Chris Steak House, Inc., and at any adjournments or postponements thereof, to be held on April 27, 2006, at 9:00 a.m., local time, at the Citrus Club, 255 South Orange Avenue, Orlando, Florida 32801 as follows:

(Continued and to be signed on reverse side.)

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